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                                                                 Exhibit 10.22.2

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                          (Hyatt Regency Orange County)

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (the "Amendment") is dated the 28th day of September, 2004, and is made by and among ATRIUM PLAZA, LLC, a California limited liability company (sometimes "Atrium Plaza"), ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("Ashford"), ASHFORD ANAHEIM LP, a Delaware limited partnership ("Assignee"), and ORANGE COUNTY CALIFORNIA HOTEL, L.L.C., a Delaware limited liability company (sometimes "OCC").

                                    RECITALS

     A. Atrium Plaza and Ashford have previously executed and entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of July 28, 2004, as amended (collectively the "Agreement"), for the sale by Atrium Plaza, and the purchase by Ashford, of the property located at 100 Alicante Plaza, Garden Grove, California, in, on, by and through which is operated a hotel and hospitality business under the name "Hyatt Regency Orange County."

     B. OCC, formerly a member of Atrium Plaza, has liquidated its interest in the Atrium Plaza and, as a result thereof, has acquired an undivided fifty percent (50%) interest in the Property and the Contracts, as tenants-in-common with Atrium Plaza.

     C. Ashford desires to assign its interest under the Agreement to Assignee.

     D. In addition, the "Land" shall be revised to delete Lot 4 therefrom, and to provide that Seller or its assignee shall grant an easement over and on thereto to Purchaser (as its assignee), all as more fully set forth herein.

     E. Atrium Plaza, Purchaser and OCC also desire to amend and modify the Agreement to reflect the inclusion of OCC as a "Seller" under the Agreement, and to reflect and confirm the obligations of OCC to sell its undivided fifty percent (50%) tenant-in-common interest in the Property to Purchaser pursuant to the terms and conditions of the Agreement.

     F. Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Agreement.

                                    AGREEMENT

     NOW, THEREFORE, with reference to the foregoing Recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Atrium Plaza, OCC and Purchaser hereby agree as follows:


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                                       I.

                                    AMENDMENT

     1.1 The Agreement is hereby modified and amended to reflect that "Seller" shall mean each of Atrium Plaza and OCC, each holding an undivided fifty percent (50%) interest as tenants-in-common, in and to the Property. OCC hereby specifically assumes, on a joint and several basis with Atrium Plaza, the obligations of the "Seller" under the Agreement, and covenants and agrees to perform all of the obligations of the "Seller" as if it was an original party to the Agreement. Reference to "Seller" in the Agreement shall refer to each of Atrium Plaza and OCC, and a reference herein to "Sellers" shall refer to both of Atrium Plaza and OCC.

     1.2 Atrium and OCC shall perform all of the obligations of the "Seller" under the Agreement, and shall convey to Purchaser the title to the Property as required under the Agreement. Accordingly, Exhibits "H", "I", "J", "K", and "L" to the Agreement are hereby revised as attached hereto as corresponding exhibits. On the Closing Date, each of Atrium Plaza and OCC shall convey their respective undivided fifty percent (50%) interests in the Property and the Contracts to the grantees and assignees set forth in the aforementioned conveyance documents, and the parties agree that a default by either Atrium Plaza or OCC in so conveying its interest in the Property to Purchaser shall be deemed a default by the other Seller.

     1.3 All costs and prorations under Sections 5.5 and 5.7 of the Agreement, and all other costs, liabilities, expenses and fees, otherwise allocable to the "Seller" by the terms of the Agreement, shall be allocated between Sellers on an equal basis. On the Closing Date, the Purchase Price (after adjustment for all prorations, costs and other expenses as provided in the Agreement) shall be disbursed one-half (1/2) to Atrium Plaza and one-half (1/2) to OCC in accordance with each Seller's separate instructions delivered, in writing, to Escrow Holder. In addition, to the extent of any post-closing credits back or refunds to the "Owner" under the Management Agreement for periods prior to the Closing Date, Purchaser shall promptly remit the same to Sellers in equal amounts.

     1.4 All indemnification obligations of the "Seller" under the Agreement shall be the joint and several obligations of Sellers.

     1.5 The obligation of the "Purchaser" to close the Escrow and purchase the Property shall be contingent upon the performance by both OCC and Atrium Plaza of the obligations of the "Seller" under the Agreement.

     1.6 As permitted by Section 12.5 of the Agreement, Ashford hereby assigns to Assignee, and Assignee hereby assumes, all of Ashford's right, title and interest in and to the Agreement to be effective on the date set forth above. Assignee shall be the "Purchaser" under the Agreement, and shall perform all other duties of the "Purchaser" pursuant to the terms thereof. Assignee agrees to be bound by all of the terms and conditions of the Agreement. Notwithstanding this assignment, Ashford shall not be released from any of its obligations under the Agreement.


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     1.7 On the Close of Escrow, Sellers shall assign and transfer to Purchaser all of their right, title and interest in and to the Reserve Fund (as defined in the Management Agreement) and the Renovation Account (the "Renovation Account"), both of which are maintained by Hyatt Corporation . The transferred funds shall be used to fund the Renovation. In addition, on the Closing Date and through the Escrow, each of Atrium and OCC shall fund into the Renovation Account, an amount equal to one-half (1/2) of the difference between (a) Six Million Dollars ($6,000,000), and (b) the sum of (i) the aggregate amounts then on deposit in the Reserve Fund and the Renovation Account and (ii) the aggregate funds disbursed for the Renovation.

     1.8 The Closing Date shall be October 1, 2004.

     1.9 The description of the Land on Exhibit "C" to the Agreement is hereby revised as set forth on revised Exhibit "C" attached hereto, to reflect the deletion of the parcel of land described on Exhibit "M" attached hereto ("Lot 4") from the Land.

     1.10 Sellers hereby grant, or shall cause the owner of Lot 4 to grant, a perpetual easement for use of Lot 4 to Purchaser or its designee, pursuant to the terms of an easement in form and content acceptable to Sellers and Purchaser in their sole discretions (the "Easement"). The Easement shall provide that Purchaser shall obtain and maintain all insurance thereon (including environmental coverage reasonably satisfactory to Sellers after the existing policy expires, naming Sellers and the owner of Lot 4 as additional insureds, pay all property taxes, and comply with all laws, regulations and ordinances with respect thereto, including, but not limited to, all environmental laws and requirements, except Purchaser shall not be obligated to remove any underground storage tanks or remediate pre-existing contamination.

                                      II.

                                  RATIFICATION

     Except as amended and/or modified by this Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Agreement shall remain in full force and affect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall prevail. Whether or not specifically amended by the provisions of this Amendment, all of the terms and provisions of the Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

                                      III.

                                  COUNTERPARTS

     This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, will constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the (signature) thereon, provided such signature page is attached to any other counterpart identical thereto except as having additional signature pages executed by other parties to this Amendment attached hereto. The execution of this Amendment may be effected


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by facsimile signatures, all of which shall be treated as originals; provided, however, that a party receiving this Amendment with a facsimile signature may, by Notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the facsimile signature. Purchaser and Sellers each intend to be bound by its respective facsimile transmitted signature, and is aware that the other party will rely thereon, and each party waives any defenses to the enforcement of this Amendment.

                                      IV.

                              FACSIMILE SIGNATURES

     The execution of this Amendment may be effected by facsimile signatures, all of which shall be treated as originals; provided, however, that the party receiving a document with a facsimile signature may, by Notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the facsimile signature. The parties hereto each intend to be bound by its respective facsimile transmitted signature, and is aware that the other parties will rely thereon, and each party waives any defenses to the enforcement of the Amendment, and documents, and any Notices delivered by facsimile transmission.

            [The remainder of this page is intentionally left blank]
                         [Signatures on following page]


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                                       V.

                                    EXECUTION

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        SELLERS:

                                        ATRIUM PLAZA, LLC
                                        a California limited liability company

                                        BY: FLAMINGO STREET, LLC, a California
                                            limited liability company, Its
                                            Manager

                                        BY: MSP ONE, LLC,
                                            a California limited liability
                                            company, Its Manager


                                            By: /s/ Sunil Patel
                                                --------------------------------
                                            Name: Sunil Patel
                                            Title: Manager


                                        ORANGE COUNTY CALIFORNIA HOTEL, L.L.C.,
                                        a Delaware limited liability company

                                        BY: HYATT CORPORATION, a Delaware
                                            corporation


                                            By: /s/ Kirk A. Rose
                                                --------------------------------
                                            Name: Kirk A. Rose
                                            Title: Senior VP - Finance &
                                                   Treasurer


                                        ASHFORD:

                                        ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership

                                        BY: Ashford Properties General Partner
                                            LLC, a Delaware limited liability
                                            company, its general partner


                                            By: /s/ David A. Brooks
                                                --------------------------------
                                            Name: David A. Brooks
                                            Title: Vice President

                                        [SIGNATURES CONTINUED ON NEXT PAGE]


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                                        ASSIGNEE:

                                        ASHFORD ANAHEIM LP,
                                        a Delaware limited partnership

                                        BY: ASHFORD PROPERTIES GENERAL PARTNER
                                            LLC, a Delaware limited liability
                                            company


                                            By: /s/ David A. Brooks
                                                --------------------------------
                                            Name: David Brooks
                                            Title: Vice President


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